UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 28, 2012
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission file number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  Christopher & Banks Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders on June 28, 2012.

(b)  The items voted on and the results of the voting at the meeting were as follows:

1.              The stockholders elected each of the eight director nominees for a one-year term as follows:

	Shares For	Shares Withheld
Mark A. Cohn	19,330,568	9,731,986
Morris Goldfarb	17,476,598	11,585,956
Anne L. Jones	14,655,483	14,407,071
David A. Levin	28,496,229	566,325
Lisa W. Pickrum	19,562,802	9,499,752
William F. Sharpe, III	28,303,355	759,199
Paul L. Snyder	19,728,637	9,333,917
Patricia A. Stensrud	28,282,938	779,616

2.              The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2013:

Shares For	Shares Against	Abstain
34,028,900	214,142	9,904

3.              The stockholders gave advisory approval of the compensation of the Company’s named executive officers:

Shares For	Shares Against	Abstain
27,846,787	554,138	661,629

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

Date: July 2, 2012